                                                                 Exhibit 10.17.3

                                AMENDMENT NO. 2

                                      TO

                            STOCKHOLDERS' AGREEMENT

          AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT ("Amendment No. 2") dated as of November 1, 1999, by and among AT&T WIRELESS PCS, LLC, a Delaware limited liability company (together with its Affiliated Successors (as hereinafter defined), "AT&T PCS"), TWR CELLULAR, INC., a Delaware corporation (together with its Affiliated Successors, "TWR Cellular"), the investors listed under the heading "Cash Equity Investors" on the signature pages hereto (individually, each a "Cash Equity Investor" and, collectively, with any of its Affiliated Successors, the "Cash Equity Investors"), the individuals listed under the heading "Management Stockholders" on the signature pages hereto (individually, each a "Management Stockholder" and, collectively, the "Management Stockholders") and TELECORP PCS, INC., a Delaware corporation (the "Company"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Stockholders' Agreement (as amended) referred to below.

          WHEREAS, each of the parties hereto (other than the Company) are stockholders of the Company;

          WHEREAS, the parties hereto are parties to that certain Stockholders' Agreement, dated as of July 17, 1998, as amended by that certain Amendment No. 1 to the Stockholders' Agreement dated March 30, 1999 (as amended, the "Stockholders' Agreement"), pursuant to which, among other things, the parties hereto entered into certain agreements regarding the operation of the Company's business;

          WHEREAS, the Stockholders desire to amend certain provisions of the Stockholders' Agreement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.   Amendments.  From and after the Amendment Effectiveness Date (as
               ----------
hereinafter defined), without any further action on the part of the parties hereto, the following amendments shall be effective and in full force and effect as set forth below:

          A. Section 3.1 of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

     "3.1 Board of Directors Upon IPO Date.  Effective upon the IPO Date, the
          --------------------------------
Board of Directors shall consist of nine (9) directors; provided, however, that
                                                        --------  -------
the number of directors constituting the Board of Directors shall be reduced in the circumstances set forth in this Section 3.1. Each of the Stockholders hereby agrees that it will vote all of the shares of Class A Voting Common Stock and Voting Preference Stock Beneficially Owned or held of record by it (whether now owned or hereafter acquired), in person or by proxy, to cause the election of directors as follows:

          (a) Two (2) individuals selected by holders of a Majority in Interest of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors, in their sole discretion;

          (b) Gerald Vento (so long as he is an officer of the Company and the Management Agreement remains in full force and effect);

          (c) Thomas Sullivan (so long as he is an officer of the Company and the Management Agreement remains in full force and effect);

          (d) One (1) individual nominated by AT&T PCS pursuant to the Restated Certificate in its capacity as holder of Series A Preferred Stock (the "Series A Preferred Director") so long as it and TWR Cellular has the right to nominate one (1) director in accordance with the Restated Certificate;

          (e) (i) Two (2) individuals selected by holders of the Voting Preference Stock, which two (2) individuals shall be acceptable to holders of a Majority in Interest of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors and AT&T PCS, in the reasonable discretion of such Cash Equity Investors, on the one hand, and AT&T PCS on the other hand; (ii) one
(1) individual selected by the holders of Voting Preference Stock, who shall be acceptable to holders of a Majority in Interest of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors, in the reasonable discretion of such Cash Equity Investors; and (iii) one (1) individual selected by the holders of Voting Preference Stock, who shall be acceptable to AT&T PCS, in the reasonable discretion of AT&T PCS.

     On the date that the holders of shares of Voting Preference Stock shall vote as a class with holders of Class A Voting Common Stock, the Board of Directors shall consist of seven (7) directors elected in accordance with
Section 3.1(a)-(d) and (e)(i).

     In the event that Mr. Vento or Mr. Sullivan shall cease to be an officer of the Company, or the Management Agreement shall cease to be in full force and effect, such individuals shall resign (or the holders of the Voting Preference Stock shall remove him) from the Board of Directors and the holders of the Voting Preference Stock shall select a replacement or replacements who shall be acceptable to a Majority in Interest of the Cash Equity Investors and AT&T PCS and TWR Cellular, in each case in its sole discretion. In the event that AT&T PCS shall cease to be entitled to nominate the Series A Preferred Director, such director shall resign (or the other directors or Stockholders shall remove him/her) from the Board of Directors and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced accordingly. In the event that any Cash Equity Investor that has an Unfunded Commitment shall fail to satisfy any such portion of its Unfunded Commitments when due in accordance with Section 2.2 of the Securities Purchase Agreement or Section
3.10 hereof, and such failure is not cured by such Cash Equity Investor within thirty-five (35) days thereof, then, until such failure is cured, the member of the Board of Directors who is designated by, or Affiliated with, such Cash Equity Investor (whether as an employee, partner, member, stockholder or otherwise) shall resign from the Board of Directors and the Person(s) who designated such member shall select an individual acceptable to AT&T PCS in its sole discretion.

     Any nomination or designation of directors and the acceptance thereof pursuant to Section 3.1 shall be evidenced in writing."

            B. Effective on the IPO Date, Section 3.2 is hereby amended and restated in its entirety as follows:

     "3.2   Removal; Filling of Vacancies.  Except as set forth in Section 3.1,
            -----------------------------
each Stockholder agrees it will not vote any shares of Voting Preference Stock and/or Class A Voting Common Stock Beneficially Owned by such Stockholder, and shall not permit any Affiliated Successor of such Stockholder holding any Voting Preference Stock and/or Class A Voting Common Stock, to vote for the removal without cause of any director designated by any other Stockholder in accordance with Section 3.1. Any Stockholder or group of Stockholders who has the right to designate any member(s) of the Board of Directors shall have the right to replace any member(s) so designated by it (whether or not such member is removed from the Board of Directors with or without cause or ceases to be a member of the Board of Directors by reason of death, disability or for any other reason) upon written notice to the other Stockholders, the Company and the members of the Board of Directors, which notice shall set forth the name of the member(s) being replaced and the name of the new member(s); provided, however, that if a
                                                  --------  -------
director designated pursuant to Section 3.1(e) is replaced by the holders of Voting Preference Stock, the individual designated by the holders of Voting Preference Stock to replace such director must be acceptable to those Stockholders who are entitled pursuant to the terms of Section 3.1(e) to approve such director. Each of the Stockholders agrees to vote, and to cause its Affiliated Successors to vote, its shares of Voting Preference Stock and/ or Class A Voting Common Stock, or shall otherwise take any action as is necessary to cause the election of any successor director designated by any Stockholder pursuant to this Section 3.2. The holders of the Voting Preference Stock, agree that during the three (3) year period commencing on the date hereof, they will not (i) remove the individuals nominated by them pursuant to Sections 3.1(e), or
(ii) nominate for election any individuals other than the individuals initially selected by them and approved in accordance with said Section 3.1(e), subject to the agreements of such individuals to serve on the Board of Directors."

            C. Effective on the IPO Date, the first paragraph of Section 3.6(b)
               is hereby amended and restated in its entirety as follows:

     "None of the following transactions or actions shall be entered into or taken by the Company, unless (i) voted for or consented to by the vote of at least two (2) of the three (3) directors designated pursuant to Sections 3.1(a) and (d) and (ii) four (4) of the six (6) directors designated pursuant to Sections 3.1(b) , (c) and (e) of the Board of Directors of the Corporation.

          D. Effective upon the IPO Date, the proviso of the last sentence of
             Section 3.7 is hereby amended and restated as follows:

     "provided, however, that for purposes of this Section 3.7, the directors
     ---------  -------
designated pursuant to Section 3.1(e)(i) shall not be deemed to have been designated by the Cash Equity Investors, AT&T PCS or the holders of the Voting Preference Stock."

          E. Section 12.1 is hereby amended by changing the address for notices to AT&T PCS and TWR Cellular and its counsel as follows:

                    "c/o AT&T Wireless Services, Inc.
                    7277 164/th/ Ave., N.E.
                    Redmond, WA 98052
                    Attention: William W. Hague
                    Telephone: (425) 828-8461
                    Facsimile: (425) 828-8451

          With a copy to:

                    AT&T Corp.
                    295 North Maple Avenue
                    Basking Ridge, NJ 07920
                    Attention: Corporate Secretary
                    Facsimile: (908) 953-4657

          and

                    Friedman Kaplan & Seiler LLP
                    875 Third Avenue, 8/th/ Floor
                    New York, New York 10022
                    Attention: Gregg S. Lerner
                    Telephone:  (212) 833-1100
                    Facsimile:  (212) 833-6401"

          All references to Rubin Baum Levin Constant & Friedman are hereby deleted.

          F. Section 12.2(b) is hereby amended and restated in its entirety as follows:

     "No change or modification of this Agreement shall be valid, binding or enforceable unless the same shall be in writing and signed by the Company and the Beneficial Owners of a majority of the shares of Class A Voting Common Stock party to

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this Agreement, including AT&T PCS, 66 2/3% of the Class A Voting Common Stock
Beneficially Owned by the Cash Equity Investors, and 66 2/3% of the Class A Voting Common Stock Beneficially Owned by the Management Stockholders; provided,
                                                                       --------
however, that in the event any party hereto shall cease to own any shares of
- -------
Equity Securities such party hereto shall cease to be a party to this Agreement and the rights and obligations of such party hereunder shall terminate, except to the extent otherwise provided in Section 4.7(a) with respect to any Unfunded Commitment."

          G. Effective on the IPO Date, Section 12.3(b) is hereby amended and restated in its entirety as follows:

     "Notwithstanding anything contained herein to the contrary, (i) the provisions of Sections 3 and 4 shall terminate on the earlier to occur of a termination pursuant to Section 12.3(a) and the expiration of ten (10) years from the date hereof, (ii) the provisions of Sections 3.1(e) (relating to AT&T PCS' right to approve directors selected by the holders of the Voting Preference Stock and any replacement for Messrs. Vento or Sullivan to the Board of Directors), 4.7(b), 7.4, 7.6 and 8.4(a), shall terminate, and neither the Company nor any Stockholder shall be required to obtain AT&T PCS's prior written consent as required under such Sections, on the earlier to occur of (a) a termination pursuant to Section 12.3(a) and (b) (x) with respect to the period prior to the eighth anniversary of the date hereof, the date on which AT&T PCS and TWR Cellular shall cease to Beneficially Own, in the aggregate, more than two-thirds of the number of shares of Series A Preferred Stock that AT&T PCS and TWR Cellular Beneficially Own, in the aggregate, on the date hereof and (y) with respect to the period after the eighth anniversary of the date hereof, the date on which AT&T PCS and TWR Cellular shall cease to Beneficially Own, in the aggregate, more than two-thirds of the number of shares of Class A Voting Common Stock that AT&T PCS and TWR Cellular Beneficially Owns, in the aggregate, on such eighth anniversary date, and (iii) the provisions of 3.6 shall terminate on the date that the holders of shares of Voting Preference Stock shall vote as a class with holders of Class A Voting Common Stock. Notwithstanding anything contained herein to the contrary, the provisions of Section 3.1(b)-(e) shall terminate on the earlier to occur of a termination pursuant to Section 12.3(a) and the date after the date that the holders of shares of Voting Preference Stock shall vote as a class with holders of Class A Voting Common Stock."

          H. Effective on the IPO Date, Section 12.3(c)(i) is hereby amended and restated in its entirety as follows:

     "Notwithstanding anything contained herein to the contrary, in the event the Cash Equity Investors shall Beneficially Own less than (I) one-half but more than one-quarter of the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on July 17, 1998, the number of directors the Cash Equity Investors shall be permitted to designate under Section 3.1(a) shall be reduced to one, or (II) one-quarter of the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on July 17, 1998, the provisions of Section 3.1(a) shall terminate and the provisions of Section 3.1(e) (relating to the Cash Equity Investors' right to approve the directors selected by the holders of the Voting Preference Stock pursuant to Section 3.1(e)(i) and (ii)) and the right to approve any director that replaces Messrs. Vento or Sullivan on the Board of Directors shall terminate, and neither the Company nor any Stockholder shall be required to obtain the Cash Equity Investors' prior written consent as required under such Sections. In the event the number of directors the Cash Equity Investors are entitled to designate is reduced pursuant to Section 12.3(c)(i)(I), one of the directors designated by the Cash Equity Investors under Section 3.1(a) shall resign (or the other directors or Stockholders shall remove him from the Board of Directors) and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced accordingly. In the event the provisions of Section 3.1(a) and 3.1(e) (with respect to the rights of the Cash Equity Investors) are terminated pursuant to
Section 12.3(c)(i)(II), the directors designated by the Cash Equity Investors pursuant to Section 3.1(a) and the director designated pursuant to Section 3.1(e)(ii) shall resign (or the other directors or Stockholders shall remove them from the Board of Directors) and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors is reduced to six (6) individuals. The holders of the Voting Preference Stock shall thereafter have the right to designate three (3) individuals to the Board of Directors provided each such individual is acceptable to AT&T PCS (so long as AT&T PCS and TWR Cellular continues to Beneficially Own, in the aggregate, more than two-thirds of the Common Stock Beneficially Owned by AT&T PCS and TWR Cellular, in the aggregate, on July 17,
1998). For all purposes of this Agreement all references in this Agreement to directors designated pursuant to Section 3.1(e) shall thereafter be deemed to refer to the three (3) directors designated pursuant to the immediately preceding sentence."

          I. Effective upon the IPO Date, the provisions of Sections 3.3, 3.4, 3.5, 3.8, 3.11, 4.1(a), 4.5 (c), 7.1, 7.2, 7.6 and 12.3(c)(ii)
             shall cease to be of any further force or effect, but such section numbers are hereby reserved.

          J. Effective upon the IPO Date, all references to "AT&T Wireless PCS, Inc., a Delaware corporation" are hereby amended to read "AT&T Wireless PCS, LLC, a Delaware limited liability company".

          2.   Amendment Effectiveness Date. This Amendment No. 2 shall be
               ----------------------------
effective on the later to occur of (i) the date that a counterpart hereof shall have been executed by each of the Company, AT&T PCS, holders of 66 2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors and holders of 66 2/3% of the Class A Voting Stock Beneficially Owned by the Management Stockholders and (ii) the IPO Date (the "Amendment Effectiveness Date").

          3.   Representation and Warranties. Each party hereto, as to itself,
               -----------------------------
represents and warrants, as applicable, to each of the other parties as follows:

          A. It is a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          B. It has the requisite power, authority and capacity to execute, deliver and perform this Amendment No. 2

          C. The execution and delivery of this Amendment No. 2 by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Amendment No. 2.

          D. This Amendment No. 2 has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          E. The execution, delivery and performance by it of this Amendment No. 2 will not (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or its ability to perform its obligations hereunder.

          F. There is no action, proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to enter into this Amendment No. 2 or to fulfill its obligations hereunder.

          4.   Severability of Provisions. Any provision of this Amendment No. 2
               --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          5.   Agreements to Remain in Full Force and Effect. This Amendment No.
               ---------------------------------------------
2 shall be deemed to be an amendment to the Stockholders' Agreement. All references to the Stockholders' Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Stockholders' Agreement as amended hereby. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

          6.   Heading. The headings in this Amendment No. 2 are inserted for
               -------
convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 2 or any provision thereof.

          7.   Counterparts. This Amendment No. 2 may be executed in
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.   Governing Law. This Amendment No. 2 shall be governed and
               -------------
construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 AT&T WIRELESS PCS, LLC

                                 By: /s/ Mary Hawkins-Key
                                    -----------------------------
                                    Name:  Mary Hawkins-Key
                                    Title: Senior Vice President

                                 TWR CELLULAR, INC.

                                 By: /s/ Mary Hawkins-Key
                                    -----------------------------
                                    Name:  Mary Hawkins-Key
                                    Title: Senior Vice President

                                 TELECORP PCS, INC.

                                 By: /s/ Gerald T. Vento
                                    -----------------------------
                                    Name:  Gerald T. Vento
                                    Title: Chairman and CEO

                                 Cash Equity Investors:

                                 CB CAPITAL INVESTORS, L.P.

                                 By: CB Capital Investors, Inc.
                                     its general partner

                                 By: /s/ Michael R. Hannon
                                    -----------------------------
                                    Name:  Michael R. Hannon
                                    Title: Vice President CB Capital
                                           Investors, L.P.

                                 NORTHWOOD VENTURES LLC

                                 By: /s/ Henry T. Wilson
                                    -----------------------------
                                    Name:  Henry T. Wilson
                                    Title: Managing Director

                                 NORTHWOOD CAPITAL PARTNERS LLC

                                 By: /s/ Henry T. Wilson
                                    -----------------------------
                                    Name:  Henry T. Wilson
                                    Title: Managing Director

                                 ONE LIBERTY FUND IV, L.P.


                                 By: /s/ Edwin M. Kania, Jr.
                                    -----------------------------
                                    Name:  Edwin M. Kania, Jr.
                                    Title: General Partner

                                 ONE LIBERTY FUND III, L.P.


                                 By: /s/ Edwin M. Kania, Jr.
                                    -----------------------------
                                    Name:  Edwin M. Kania, Jr.
                                    Title: General Partner

                                 MEDIA COMMUNICATIONS INVESTORS LIMITED
                                 PARTNERSHIP

                                 By: M/C Investors General Partner - J. Inc., a general partner

                                 By: /s/ James F. Wade
                                    -----------------------------
                                    Name: James F. Wade
                                    Title: Authorized Officer

                                 MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                                 PARTNERSHIP

                                 By:  M/CP III General Partner - J. Inc.,
                                      a general partner

                                 By: /s/ James F. Wade
                                    -----------------------------
                                    Name:  James F. Wade
                                    Title: Authorized Officer

                                 EQUITY-LINKED INVESTORS-II

                                 By: ROHIT M. DESAI ASSOCIATES-II,
                                     its general partner

                                 By:________________________________
                                    Name:
                                    Title:

                                 PRIVATE EQUITY INVESTORS III, L.P.

                                 By: ROHIT M. DESAI ASSOCIATES III, LLC,
                                     its general partner

                                 By:_____________________________
                                    Name:
                                    Title:

                                 HOAK COMMUNICATIONS PARTNERS, L.P.

                                 By: HCP Investments, L.P.,
                                     its general partner

                                 By: Hoak Partners, LLC,
                                     its general partner

                                 By: /s/ James M. Hoak
                                    -----------------------------
                                    Name:  James M. Hoak
                                    Title: Manager

                                 HCP CAPITAL FUND, L.P.

                                 By: James M. Hoak & Co.,
                                     its general partner

                                 By: /s/ James M. Hoak
                                    -----------------------------
                                    Name:  James M. Hoak
                                    Title: Chairman

                                 WHITNEY EQUITY PARTNERS, L.P.

                                 By: J.H. Whitney & Co.,
                                     Its general partner

                                 By: /s/ Daniel J. O'Brian
                                     -----------------------------
                                     Name:  Daniel J. O'Brian
                                     Title: Member

                                 J.H. WHITNEY III, L.P.

                                 By: J.H. Whitney & Co.,
                                     Its general partner

                                 By: /s/ Daniel J. O'Brian
                                     -----------------------------
                                     Name:  Daniel J. O'Brian
                                     Title: Member

                                 WHITNEY STRATEGIC PARTNERS III, L.P.

                                 By: J.H. Whitney & Co.,
                                     Its general partner

                                 By: /s/ Daniel J. O'Brian
                                     -----------------------------
                                     Name:  Daniel J. O'Brian
                                     Title: Member

                                 TORONTO DOMINION INVESTMENTS INC.

                                 By:_____________________________
                                    Name:
                                    Title:


                                 GILDE INTERNATIONAL B.V., by its attorney in fact Morgan, Holland Partners L.P., by its GP Morgan, Holland Partners II, L.P.

                                 By: /s/ Edwin M. Kania, Jr.
                                    -----------------------------
                                    Name:  Edwin M. Kania, Jr.
                                    Title: General Partner


                                 WIRELESS 2000

                                 By: /s/ Joan S. Ducote.
                                    -----------------------------
                                    Name:  Joan S. Ducote.
                                    Title: President

                                 DIGITAL PCS, LLC

                                 By:_____________________________
                                    Name:
                                    Title:


                                 Management Stockholders:

                                 /s/ Thomas H. Sullivan
                                 --------------------------------
                                     Thomas Sullivan

                                 /s/ Gerald T. Vento
                                 -------------------
                                     Gerald Vento

                                       14